                                                                   EXHIBIT 10.16

                           AFFINIA GROUP HOLDINGS INC.
                            2005 STOCK INCENTIVE PLAN

1.       Purpose of the Plan
         -------------------

                  The purpose of the Plan (as defined below) is to aid the
Company (as defined below) and its Affiliates (as defined below) in recruiting and retaining key employees, directors or consultants of outstanding ability and to motivate such employees, directors or consultants to exert their best efforts on behalf of the Company and its Affiliates by providing incentives through the granting of Awards (as defined below). The Company expects that it will benefit from the added interest which such key employees, directors or consultants will have in the welfare of the Company as a result of their proprietary interest in the Company's success.

2.       Definitions
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                  The following capitalized terms used in the Plan have the
respective meanings set forth in this Section:

                  (a) Act: The Securities Exchange Act of 1934, as amended, or any successor thereto.

                  (b) Affiliate: With respect to any Person, any other Person, directly or indirectly, controlling, controlled by or under common control with such Person or any other Person designated by the Committee in which any Person has an interest.

                  (c) Award: Any Option, Stock Appreciation Right, or Other
Stock-Based Award granted pursuant to the Plan.

                  (d) Award Agreement: Any written agreement, contract, or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant.

                  (e) Board: The Board of Directors of the Company.

                  (f) Change in Control: The occurrence of any of the following events (i) the sale or disposition, in one or a series of related transactions, of all or substantially all of the assets of the Company to any "person" or
"group" (as such terms are defined in Sections 13(d)(3) and 14(d)(2) of the Act)
other than Cypress or its controlled affiliates, (ii) any person or group, other than Cypress or its controlled affiliates, is or becomes the "beneficial owner"
(as defined in Rules 13d-3 and 13d-5 under the Act), directly or indirectly, of more than 50% of the total voting power of the voting stock of the Company, including by way of merger, consolidation or otherwise and Cypress does not have the power (by contract or otherwise) to appoint a majority of the members of the
Board, or (iii) any person or group, other than Cypress or its controlled affiliates, is or becomes the "beneficial owner", directly or indirectly, of more than 20% of the total voting power of the voting stock of the Company directly or indirectly, such person or group acquires more voting power in the
Company than Cypress or its controlled affiliates combined (including voting power held by contract) and Cypress does not have the power (by contract or otherwise) to appoint a majority of the members of the Board.

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                  (g) Code: The Internal Revenue Code of 1986, as amended, or any successor thereto.

                  (h) Committee: A committee of the Board designated by the
Board.

                  (i) Company: Affinia Group Holdings Inc.

                  (j) Cypress: Cypress Merchant Banking Partners II L.P.,
Cypress Merchant Banking II C.V., 55th Street Partners II L.P. and Cypress
Side-By-Side LLC.

                  (k) Effective Date: The date the Board adopts the Plan.

                  (l) Employment: (i) a Participant's employment if the
Participant is an employee of the Company or any of its Affiliates, (ii) a
Participant's services as a consultant, if the Participant is a consultant to the Company or any of its Affiliates and (iii) a Participant's services as an non-employee director, if the Participant is a non-employee member of the Board or the board of directors of an Affiliate; provided however that unless otherwise determined by the Committee, a change in a Participant's status from employee to non-employee (other than a director of the Company or an Affiliate)
shall constitute a termination of employment hereunder.

                  (m) Fair Market Value: On a given date, (a) if there is a
public market for the Shares on such date, the average of the high and low closing bid prices of the Shares on such stock exchange on which the Shares are principally trading on the date in question, or, if there were no sales on such date, on the closest preceding date on which there were sales of Shares or (ii)
if there is no public market for the Shares on such date, the fair market value of the Shares as determined in good faith by the Board.

                  (n) ISO: An Option that is also an incentive stock option
granted pursuant to Section 6(d) of the Plan.

                  (o) Operating Company. Affinia Group Inc.

                  (p) Option: A stock option granted pursuant to Section 6 of the Plan.

                  (q) Option Price: The purchase price per Share of an Option, as determined pursuant to Section 6(a) of the Plan.

                  (r) Other Stock-Based Award: Any award granted under Section 8 of the Plan.

                  (s) Participant: An employee, director or consultant of the
Company or its Affiliates who is selected by the Committee to participate in the
Plan.

                  (t) Person: Any individual, firm, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, governmental body or other entity of any kind.

                  (u) Plan: Affinia Group Holdings Inc. 2005 Stock Incentive
Plan.

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                  (v) Restrictive Covenant Agreement. A Confidentiality,
Non-Competition and Proprietary Information Agreement in form approved by the
Board which, unless otherwise determined by the Board, shall be entered into by each Participant who is issued an Award hereunder.

                  (w) Shares: Shares of common stock of the Company.

                  (x) Stock Appreciation Right: Any right granted under Section
7 of the Plan.

                  (y) Stockholders Agreement. A Management Stockholder's
Agreement in form approved by the Board which, unless otherwise determined by the Board, shall be entered into by each Participant who is issued an Award hereunder.

                  (z) Subsidiary: A subsidiary corporation, as defined in
Section 424(f) of the Code (or any successor section thereto), of the Company.

3. Shares Subject to the Plan
   --------------------------

                  The total number of Shares which may be issued under the Plan is 227,000. The Shares may consist, in whole or in part, of unissued Shares or treasury Shares. The issuance of Shares or the payment of cash upon the exercise of an Award shall reduce the total number of Shares available under the Plan, as applicable. Shares which are (i) subject to Awards (or portion thereof) that terminate or lapse or (ii) delivered by the Participant or withheld by the
Company to pay the minimum statutory withholding rate in accordance with Section
4(d), in each case, may be granted again under the Plan.

4. Administration
   --------------

                  (a) The Plan shall be administered by the Committee, which may delegate its duties and powers in whole or in part as it determines; provided, however, that the Board may, in its sole discretion, take any action designated to the Committee under this Plan as it may deem necessary.

                  (b) The Committee shall have the full power and authority to make, and establish the terms and conditions of, any Award to any person eligible to be a Participant, consistent with the provisions of the Plan and to waive any such terms and conditions at any time (including, without limitation, accelerating or waiving any vesting conditions or payment dates). Awards may, in the discretion of the Committee, be made under the Plan in assumption of, or in substitution for, outstanding awards previously granted by the Company or its
Affiliates or a company acquired by the Company or with which the Company combines. The number of Shares underlying such substitute awards shall be counted against the aggregate number of Shares available for Awards under the
Plan.

                  (c) The Committee is authorized to interpret the Plan, to
establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations that it, in good faith, deems necessary or desirable for the administration of the Plan, and may delegate such authority, as it deems appropriate. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent

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the Committee deems necessary or desirable. Any decision of the Committee in the interpretation and administration of the Plan, as described herein, shall lie within its sole and absolute good faith discretion and shall be final, conclusive and binding on all parties concerned (including, but not limited to,
Participants and their beneficiaries or successors).

                  (d) The Committee shall require payment of any amount it may determine to be necessary to withhold for federal, state, local, or other taxes as a result of the exercise, grant or vesting of an Award. Unless the Committee specifies otherwise, the Participant may elect to pay a portion or all of such withholding taxes by (i) delivery in Shares or (ii) having Shares withheld by the Company with a Fair Market Value equal to the minimum statutory withholding rate from any Shares that would have otherwise been received by the Participant.

5. Limitations
   -----------

                  No Awards may be granted under the Plan after the tenth
anniversary of the Effective Date, but Awards theretofore granted may extend beyond that date.

6. Options
   -------

                  Options granted under the Plan shall be, as determined by the
Committee, non-qualified stock options or ISOs for federal income tax purposes, as evidenced by the related Award Agreements, and shall be subject to the foregoing and the following terms and conditions and to such other terms and conditions, not inconsistent therewith, as the Committee shall determine:

                  (a) Option Price. The Option Price shall be determined by the
Committee, but, with respect to ISOs, shall not be less than 100% of the Fair
Market Value of the Shares on the date an Option is granted.

                  (b) Exercisability. Options granted under the Plan shall be exercisable at such time and upon such terms and conditions as may be determined by the Committee, but in no event shall an Option be exercisable more than ten years after the date it is granted.

                  (c) Exercise of Options. Except as otherwise provided in the
Plan or in an Award Agreement, an Option may be exercised for all, or from time to time any part, of the Shares for which it is then exercisable. For purposes of this Section 6, the exercise date of an Option shall be the date a notice of exercise is received by the Company, together with payment (or to the extent permitted by applicable law, provision for payment) of the full purchase price in accordance with this Section 6(c). The purchase price for the Shares as to which an Option is exercised shall be paid to the Company as designated by the
Committee, pursuant to one or more of the following methods: (i) in cash, or its equivalent (e.g., by check), (ii) in Shares having a Fair Market Value equal to the aggregate Option Price for the Shares being purchased to the Company and satisfying such other requirements as may be imposed by the Committee; provided that such Shares have been held by the Participant for no less than six months
(or such other period as established from time to time by the Committee or generally accepted accounting principles); (iii) partly in cash and partly in such Shares; (iv) if there is a public market for the Shares at such time, subject to such rules as may be established by the Committee, through delivery of irrevocable instructions to a broker to sell the Shares otherwise deliverable upon the

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exercise of the Option and to deliver promptly to the Company an amount equal to the aggregate Option Price for the shares being purchased or (v) such other method as approved by the Committee. No Participant shall have any rights to dividends or other rights of a stockholder with respect to Shares subject to an
Option until the Participant has given written notice of exercise of the Option, paid in full for such Shares and, if applicable, has satisfied any other conditions imposed by the Committee pursuant to the Plan.

                  (d) ISOs. The Committee may grant Options under the Plan that are intended to be ISOs. Such ISOs shall comply with the requirements of Section
422 of the Code. No ISO may be granted to any Participant who at the time of such grant is not an employee of the Company or of any of its Subsidiaries. In addition, no ISO may be granted to any Participant who at the time of such grant owns more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Subsidiaries, unless (i) the Option Price for such
ISO is at least 110% of the Fair Market Value of a Share on the date the ISO is granted and (ii) the date on which such ISO terminates is a date not later than the day preceding the fifth anniversary of the date on which the ISO is granted.
Any Participant who disposes of Shares acquired upon the exercise of an ISO either (I) within two years after the date of grant of such ISO or (II) within one year after the transfer of such Shares to the Participant, shall notify the
Company of such disposition and of the amount realized upon such disposition.
All Options granted under the Plan are intended to be non-qualified stock options, unless the applicable Award Agreement expressly states that the Option is intended to be an ISO. If an Option is intended to be an ISO, and if for any reason such Option (or portion thereof) shall not qualify as an ISO, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a non-qualified stock option granted under the Plan; provided that such Option (or portion thereof) otherwise complies with the Plan's requirements relating to non-qualified stock options. In no event shall any member of the
Committee, the Company or any of its Affiliates (or their respective employees, officers or directors) have any liability to any Participant (or any other
Person) due to the failure of an Option to qualify for any reason as an ISO.

                  (e) Attestation. Wherever in this Plan or any Award Agreement a Participant is permitted to pay the Option Price or taxes relating to the exercise of an Option by delivering Shares, the Participant may, subject to procedures satisfactory to the Committee, satisfy such delivery requirement by presenting proof of beneficial ownership of such Shares, in which case the
Company shall treat the Option as exercised without further payment and shall withhold such number of Shares from the Shares acquired by the exercise of the
Option.

7. Stock Appreciation Rights
   -------------------------

                  (a) Grants. The Committee may grant (i) a Stock Appreciation
Right independent of an Option or (ii) a Stock Appreciation Right in connection with an Option, or a portion thereof. A Stock Appreciation Right granted pursuant to clause (ii) of the preceding sentence (A) may be granted at the time the related Option is granted or at any time prior to the exercise or cancellation of the related Option, (B) shall cover the same number of Shares covered by an Option (or such lesser number of Shares as the Committee may determine) and (C) shall be subject to the same terms and conditions as such
Option except for such additional limitations as are contemplated by this
Section 7 (or such additional limitations as may be included in an Award agreement).

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                  (b) Terms. The exercise price per Share of a Stock
Appreciation Right shall be an amount determined by the Committee but in no event shall such amount be less than the Fair Market Value of a Share on the date the Stock Appreciation Right is granted; provided, however, that notwithstanding the foregoing in the case of a Stock Appreciation Right granted in conjunction with an Option, or a portion thereof, the exercise price may not be less than the Option Price of the related Option. Each Stock Appreciation
Right granted independent of an Option shall entitle a Participant upon exercise to an amount equal to (i) the excess of (A) the Fair Market Value on the exercise date of one Share over (B) the exercise price per Share, times (ii) the number of Shares covered by the Stock Appreciation Right. Each Stock
Appreciation Right granted in conjunction with an Option, or a portion thereof, shall entitle a Participant to surrender to the Company the unexercised Option, or any portion thereof, and to receive from the Company in exchange therefor an amount equal to (i) the excess of (A) the Fair Market Value on the exercise date of one Share over (B) the Option Price per Share, times (ii) the number of
Shares covered by the Option, or portion thereof, which is surrendered. Payment shall be made in Shares or in cash, or partly in Shares and partly in cash (any such Shares valued at such Fair Market Value), all as shall be determined by the
Committee. Stock Appreciation Rights may be exercised from time to time upon actual receipt by the Company of written notice of exercise stating the number of Shares with respect to which the Stock Appreciation Right is being exercised.
The date a notice of exercise is received by the Company shall be the exercise date. No fractional Shares will be issued in payment for Stock Appreciation
Rights, but instead cash will be paid for a fraction or, if the Committee should so determine, the number of Shares will be rounded downward to the next whole
Share.

                  (c) Limitations. The Committee may impose, in its discretion, such conditions upon the exercisability or transferability of Stock Appreciation
Rights as it may deem fit.

8. Other Stock-Based Awards.
   -------------------------

                  The Committee, in its sole discretion, may grant Awards of
Shares, Awards of restricted Shares, Awards of phantom stock units and other
Awards that are valued in whole or in part by reference to, or are otherwise based on the Fair Market Value of, Shares ("Other Stock-Based Awards"). Such
Other Stock-Based Awards shall be in such form, and dependent on such conditions, as the Committee shall determine, including, without limitation, the right to receive one or more Shares (or the equivalent cash value of such
Shares) upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives. Other Stock-Based
Awards may be granted alone or in addition to any other Awards granted under the
Plan. Subject to the provisions of the Plan, the Committee shall determine: (a)
the number of Shares to be awarded under (or otherwise related to) such Other
Stock-Based Awards; (b) whether such Other Stock-Based Awards shall be settled in cash, Shares or a combination of cash and Shares; and (c) all other terms and conditions of such Other Stock-Based Awards (including, without limitation, the vesting provisions thereof and provisions ensuring that all Shares so awarded and issued shall be fully paid and non-assessable).

9. Adjustments Upon Certain Events
   -------------------------------

                  Notwithstanding any other provisions in the Plan to the
contrary, the following provisions shall apply to all Awards granted under the
Plan:

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                  (a) Generally. In the event of any change in the outstanding
Shares after the Effective Date by reason of any Share dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination or transaction or exchange of Shares or other corporate exchange, or any distribution to shareholders of Shares other than regular cash dividends or any transaction similar to the foregoing, the Committee in its sole discretion and without liability to any person may make such substitution or adjustment, if any, as it deems to be equitable, as to (i) the number or kind of Shares or other securities issued or reserved for issuance pursuant to the Plan or pursuant to outstanding Awards, (ii) the Option Price or exercise price of any
Stock Appreciation Right and/or (iii) any other affected terms of such Awards.

                  (b) Change in Control. In the event of a Change in Control after the Effective Date, the Committee may, in its sole discretion, provide for the (i) termination of an Award upon the consummation of the Change in Control, but only if such Award has vested and been paid out or the Participant has been permitted to exercise the Option or Stock Appreciation Right in full for a period of not less than 30 days prior to the Change in Control, (ii)
acceleration of all or any portion of an Award, (iii) payment of a cash amount in exchange for the cancellation of an Award (to the extent permissible under
Section 409A of the Code), which, in the case of Options and Stock Appreciation
Rights, may equal the excess, if any, of the Fair Market Value of the Shares subject to such Options or Stock Appreciation Rights over the aggregate Option
Price or grant price of such Option or Stock Appreciation Rights, and/or (iv)
issuance of substitute Awards that will substantially preserve the otherwise applicable terms of any affected Awards previously granted hereunder.

10. No Right to Employment or Awards
    --------------------------------

                  The granting of an Award under the Plan shall impose no
obligation on the Company or any of its Affiliates to continue the Employment of a Participant and shall not lessen or affect the Company's or its Affiliates'
rights to terminate the Employment of such Participant. No Participant or other
Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants or holders or beneficiaries of
Awards. The terms and conditions of Awards and the Committee's determinations and interpretations with respect thereto need not be the same with respect to each Participant (whether or not such Participants are similarly situated).

11. Successors and Assigns
    ----------------------

                  The Plan shall be binding on all successors and assigns of the
Company and a Participant, including without limitation, the estate of such
Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant's creditors.

12. Nontransferability of Awards
    ----------------------------

                  Unless otherwise determined by the Committee, an Award shall not be transferable or assignable by the Participant other than by will or by the laws of descent and distribution. An Award exercisable after the death of a
Participant may be exercised by the legatees, personal representatives or distributees of the Participant.

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13. Awards Subject to the Plan.
    ---------------------------

                  In the event of a conflict between any term or provision
contained in the Plan and a term or provision in any Award Agreement, the applicable terms and provisions of the Plan will govern and prevail.

14. Severability.
    -------------

                  If any provision of the Plan or any Award is, becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any
Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

15. Amendments or Termination
    -------------------------

                  (a) Amendments or Termination of the Plan. The Committee may
amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made, without the written consent of a Participant, if such action would diminish any of the rights of the Participant under any Award theretofore granted to such Participant under the Plan; provided, however, that the Committee may amend the Plan in such manner as it deems necessary to permit the granting of Awards meeting the requirements of the Code or other applicable laws.

                  (b) Amendments to Awards. The Committee may waive any
conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted, prospectively or retroactively; provided that no waiver, amendment, alteration, suspension, discontinuation, cancellation or termination shall impair the rights of any
Participant or any holder or beneficiary of any Award theretofore granted without the consent of the affected Participant, holder or beneficiary.

16. Other Benefit Plans
    -------------------

                  All Awards shall constitute a special incentive payment to the
Participant and shall not be taken into account in computing the amount of salary or compensation of the Participant for the purpose of determining any benefits under any pension, retirement, profit-sharing, bonus, life insurance or other benefit plan of the Company or under any agreement between the Company and the Participant, unless such plan or agreement specifically provides otherwise.

17. Choice of Law
    -------------

                  The Plan shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of laws, and except as otherwise provided in the pertinent Award Agreement, any and all disputes between a Participant and the Company or any Affiliate relating to an
Award shall be brought only in a state or federal court of competent jurisdiction sitting in New York, New York.

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18. Effectiveness of the Plan
    -------------------------

                  The Plan shall be effective as of the Effective Date.

19. Stockholders Agreement.
    ----------------------

                  Unless otherwise determined by the Board, all Shares issued under the Plan shall be held by a Participant subject to the terms of the
Stockholders Agreement.

20. Restrictive Covenant Agreement.
    ------------------------------

                  Unless otherwise determined by the Board, each Participant shall, as a condition to, and in consideration for being granted an Award hereunder, enter into the Restrictive Covenant Agreement. The Committee shall have the right to cancel, rescind, suspend, withhold or otherwise limit or restrict any unexercised, unexpired, unpaid, or deferred Award (whether or not vested) at any time if the Participant violates the Restrictive Covenant
Agreement. Upon exercise of, or payment or delivery pursuant to, an Award, the
Participant shall certify in a manner acceptable to the Committee that the
Participant is in compliance with the terms and conditions of the Restrictive
Covenant Agreement. In the event the Participant violates the Restrictive
Covenant Agreement, any exercise of, or payment or delivery pursuant to, an
Award, may be rescinded by the Committee in its discretion. In the event of any such rescission, the Participant shall pay to the Company the amount of any gain realized in connection with, or as a result of,the rescinded exercise, payment or delivery, in such manner and on such terms and conditions as may be required by the Committee, and the Company shall be entitled to set-off against the amount of any such gain any amount owed to the Participant by the Company or any of its Affiliates.